Exhibit 99.2
Consolidated Financial Statements
Financial Guaranty Insurance Company and Subsidiaries
September 30, 2007

Financial Guaranty Insurance Company and Subsidiaries
Consolidated Financial Statements
September 30, 2007
Contents

Consolidated Balance Sheets at September 30, 2007 (Unaudited) and December 31, 2006	1
Consolidated Statements of Income for the Three Months and Nine Months Ended September 30, 2007 and 2006 (Unaudited)	2
Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2007 and 2006 (Unaudited)	3
Notes to Consolidated Financial Statements (Unaudited)	4

Financial Guaranty Insurance Company and Subsidiaries
Consolidated Balance Sheets

(Dollars in thousands, except per share amounts)

	September 30,	December 31,
	2007	2006

	(Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value (amortized cost of $3,905,829 in 2007 and $3,627,344 in 2006)	$3,901,176	$3,627,007
Variable interest entity fixed maturity securities, held to maturity at amortized cost	750,000	750,000
Short-term investments	131,047	211,726

Total investments	4,782,223	4,588,733

Cash and cash equivalents	67,014	29,963
Accrued investment income	55,369	49,843
Reinsurance recoverable on losses	3,425	1,485
Prepaid reinsurance premiums	204,638	156,708
Policy acquisition costs deferred, net	113,439	93,170
Receivable from related parties	1,381	2,483
Property and equipment, net of accumulated depreciation of $3,124 in 2007 and $2,107 in 2006	12,291	2,617
Foreign deferred tax asset	3,942	3,491
Derivative assets	190	314
Prepaid expenses and other assets	27,176	17,275

Total assets	5,271,088	4,946,082

Liabilities and stockholders’ equity
Liabilities:
Unearned premiums	1,442,018	1,347,592
Loss and loss adjustment expense reserves	40,239	40,299
Ceded reinsurance balances payable	9,682	7,524
Accounts payable, accrued expenses and other liabilities	46,869	41,588
Derivative liabilities	224,273	1,817
Payable for securities purchased	5,447	10,770
Variable interest entity floating rate notes	750,000	750,000
Accrued interest expense — variable interest entity	1,511	1,298
Capital lease obligations	2,299	2,941
Current income taxes payable	25,541	17,520
Deferred income taxes	3,307	76,551
Dividends payable	—	10,000

Total liabilities	2,551,186	2,307,900

Stockholders’ equity:
Common stock, par value $1,500 per share; 10,000 shares authorized, issued and outstanding	15,000	15,000
Additional paid-in capital	1,908,818	1,901,799
Accumulated other comprehensive income, net of tax	9,271	6,500
Retained earnings	786,813	714,883

Total stockholders’ equity	2,719,902	2,638,182

Total liabilities and stockholders’ equity	$5,271,088	$4,946,082

See accompanying notes to consolidated financial statements.

Financial Guaranty Insurance Company and Subsidiaries
Consolidated Statements of Income

(Unaudited)
(Dollars in thousands)

	Three months ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006

Revenues:
Gross direct and assumed premiums written	$122,268	$85,030	$350,419	$337,571
Ceded premiums written	(28,351)	(18,440)	(72,128)	(53,751)

Net premiums written	93,917	66,590	278,291	283,820
Change in net unearned premiums	(19,298)	(3,852)	(46,496)	(89,775)

Net premiums earned	74,619	62,738	231,795	194,045

Net investment income	39,795	35,803	115,468	102,160
Interest income — investments held by variable interest entity	10,901	10,033	31,013	24,628
Net realized gains (losses)	20	(4)	336	(15)
Net realized and unrealized (losses) gains on credit derivative contracts	(206,221)	1,110	(222,077)	339
Other income	180	490	1,525	1,532

Total revenues	(80,706)	110,170	158,060	322,689

Expenses:
Loss and loss adjustment expenses	(2,031)	520	(6,237)	(1,679)
Underwriting expenses	23,586	20,879	74,749	67,776
Policy acquisition costs deferred, net	(8,858)	(8,736)	(30,613)	(30,243)
Amortization of policy acquisition costs deferred	3,848	1,930	11,502	7,486
Interest expense — debt held by variable interest entity	10,901	10,033	31,013	24,628
Other operating expenses	793	425	1,571	1,298

Total expenses	28,239	25,051	81,985	69,266

(Loss) Income before income taxes	(108,945)	85,119	76,075	253,423

Income tax (benefit) expense	(47,409)	21,556	(5,855)	63,939

Net (loss) income	$(61,536)	$63,563	$81,930	$189,484

See accompanying notes to consolidated financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
(Unaudited)

(Dollars in thousands)

	Nine months ended
	September 30,
	2007	2006

Operating activities
Net income	$81,930	$189,484
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of policy acquisition costs deferred	11,502	7,486
Policy acquisition costs deferred, net	(30,613)	(30,243)
Depreciation of property and equipment	970	875
Amortization of fixed maturity securities	26,385	24,973
Amortization of short-term investments	57	82
Net realized (gains) losses on investments	(336)	15
Stock compensation expense	7,018	5,047
Change in accrued investment income, prepaid expenses and other assets, foreign deferred tax asset and accrued interest expense, net	(12,769)	(12,012)
Change in net unrealized losses on credit derivative contracts	222,580	1,504
Change in prepaid reinsurance premiums	(47,930)	(32,993)
Change in reinsurance recoverable on losses	(1,940)	1,145
Change in unearned premiums	94,521	122,693
Change in loss and loss adjustment expense reserves	(60)	(7,112)
Change in receivable from related parties	1,102	6,993
Change in ceded reinsurance balances payable and accounts payable, accrued expenses and other liabilities	6,800	3,797
Change in current income taxes payable	8,021	20,751
Change in deferred federal income taxes	(71,905)	14,083

Net cash provided by operating activities	295,333	316,568

Investing activities
Sales and maturities of fixed maturity securities	186,555	124,598
Purchases of fixed maturity securities	(489,630)	(418,167)
Purchases, sales and maturities of short-term investments, net	82,056	(1,509)
Receivable for securities sold	(2,896)	—
Payable for securities purchased	(5,323)	—
Purchase of fixed assets	(10,596)	(317)
Purchase of investments held by variable interest entity	—	(750,000)

Net cash used in investing activities	(239,834)	(1,045,395)

Financing activities

Proceeds from issuance of debt held by variable interest entity	—	750,000
Payment of dividends	(20,000)	(10,000)

Net cash provided by financing activities	(20,000)	740,000

Effect of exchange rate changes on cash	1,552	(743)

Net increase in cash and cash equivalents	37,051	10,430
Cash and cash equivalents at beginning of period	29,963	45,077

Cash and cash equivalents at end of period	$67,014	$55,507

See accompanying notes to consolidated financial statements.

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited)
(Dollars in thousands, except per share amounts)
1. Business and Organization
Financial Guaranty Insurance Company (the “Company”) is a wholly owned subsidiary of FGIC Corporation (“FGIC Corp.”). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company’s financial strength is rated “Aaa” by Moody’s Investors Service, Inc., “AAA” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and “AAA” by Fitch Ratings, Inc. The Company is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.
2. Basis of Presentation
The consolidated financial statements include the accounts of the Company and all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated.
The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for fair presentation have been included. Operating results for the three- and nine-month periods ended September 30, 2007 are not necessarily indicative of results that may be expected for the year ending December 31, 2007. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2006, including the accompanying notes.
Certain 2006 amounts have been reclassified to conform to the 2007 presentation.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
3. Review of Financial Guaranty Industry Accounting Practices
On April 18, 2007, the Financial Accounting Standards Board (“FASB”) issued an Exposure Draft of a Proposed Statement of Financial Accounting Standards entitled Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60. The proposed statement addresses accounting for loss reserving, premium recognition and additional disclosures regarding financial guaranty insurance contracts. Currently, the financial guaranty industry accounts for financial guaranty insurance contracts under Statement of Financial Accounting Standards (“SFAS”) No. 60, Accounting and Reporting by Insurance Enterprises, which was developed prior to the emergence of the financial guaranty industry. As SFAS No. 60 does not specifically address financial guaranty contracts, there has been diversity in the manner in which different financial guarantors account for these contracts. The purpose of the proposed statement is to provide authoritative guidance on accounting for financial guaranty contracts that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The FASB held a public round table meeting with respondents to the exposure draft in September 2007 to discuss significant issues raised in the comment letters. The exposure draft is scheduled to be redeliberated in the fourth quarter of 2007 and it is anticipated that the final pronouncement will be issued in the first quarter of 2008. Upon the issuance of the final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and disclosures.
4. New Accounting Pronouncements
In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements in accordance with SFAS No. 109 and prescribes metrics for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on other matters related to accounting for income taxes. FIN 48 is applicable for fiscal years beginning after December 15, 2006.  The Company adopted the provisions of FIN 48 on January 1, 2007.
(See note 7.)

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
4. New Accounting Pronouncements (continued)
In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and addresses issues raised in SFAS No. 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The primary objectives of SFAS No. 155 are: (i) with respect to SFAS No. 133, to address accounting for beneficial interests in securitized financial assets and (ii) with respect to SFAS No. 140, to eliminate a restriction on the passive derivative instruments that a qualifying special purpose entity may hold. SFAS No. 155 is effective for those financial instruments acquired or issued after January 1, 2007. The Company adopted SFAS No. 155 on January 1, 2007.
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and requires additional disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but its application could change current practices in determining fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company is currently evaluating the implications of SFAS No. 157 and its potential impact on the Company’s financial statements.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 does not require any new fair value measurements. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company is currently evaluating the implications of SFAS No. 159 and its potential impact on the Company’s financial statements.
5. Premium Refundings
Unearned premiums represent the portion of premiums received applicable to future periods on insurance policies in force. When an obligation insured by the Company is refunded by the issuer prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased by the issuer prior to stated maturity. Premiums earned on refundings were $6,816 and $5,833 for the three months ended September 30, 2007 and 2006, respectively, and $38,294 and $28,598 for the nine months ended September 30, 2007 and 2006, respectively.

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
6. Loss and Loss Adjustment Expense Reserves
Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing insured portfolio surveillance. The reserves are necessarily based upon estimates and subjective judgments about the outcomes of future events, and actual results will likely differ, possibly materially, from these estimates. At September 30, 2007, the Company had case reserves of $29,273, credit watchlist reserves of $9,437 and an unallocated loss adjustment expense reserve of $1,529. At December 31, 2006, the Company had case reserves of $27,029, credit watchlist reserves of $11,741 and an unallocated loss adjustment expense reserve of $1,529.
Losses and loss adjustment expenses for the nine-month period ended September 30, 2007 reflect claim reimbursements of $4,475 received by the Company in May 2007 for claims paid during 2006 and 2005 related to an insured obligation of an investor-owned utility impacted by Hurricane Katrina. The Company had previously not recorded a recovery for these claims due to the status of the utility’s bankruptcy filing.
7. Income Taxes
The Company files a consolidated U.S. federal tax return with FGIC Corp. The Company also files separate returns in various state and foreign jurisdictions.
The Company adopted the provisions of FIN 48 on January 1, 2007. The Company’s liability for unrecognized tax benefits was not impacted as a result of the adoption of FIN 48.
As of September 30, 2007, the balance of unrecognized tax benefits reflected in current income taxes payable was $26,180 of which $14,247 related to tax positions for which the ultimate deductibility is certain but for which there is uncertainty as to the timing of deductibility. A disallowance as to the timing of the recognition of these tax positions would not result in a change to the annual effective tax rate but would accelerate the payment of cash to the taxing authority. Interest and penalties on any disallowance would also affect the annual effective tax rate.

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
7. Income Taxes (continued)
The Company recognizes accrued interest and penalties related to unrecognized tax benefits where the ultimate recognition is uncertain. Tax expense related to interest and penalties amounted to approximately $198 and $0 for the three months ended September 30, 2007 and 2006, respectively, and $423 and $0 for the nine months ended September 30, 2007 and 2006, respectively. Approximately, $423 and $0 were accrued for the payment of interest and penalties at September 30, 2007 and December 31, 2006, respectively, which is included as a component of the balance of unrecognized tax benefits.
In the second quarter of 2006, the Internal Revenue Service (“IRS”) commenced an examination of the Company’s consolidated U.S. income tax returns for 2003 and 2004. The examination was completed in the second quarter of 2007. Upon completion of the audit, previously unrecognized tax benefits of $5,354 relating to the years under examination were recognized. As a result of completion of the examination, the Company is not subject to U.S. federal income tax examination by the IRS for years before 2005.
During the three- and nine-month periods ended September 30, 2007 the gross increase in unrecognized tax benefits as a result of tax positions taken during the current period were $5,266 and $13,556 respectively.  There were no decreases in unrecognized tax benefits as a result of tax positions taken in the current period.   The Company’s U.S. federal effective corporate tax rates of (44.88)% and 24.96% for the three months ended September 30, 2007 and 2006, respectively, and (10.11)% and 25.04% for the nine months ended September 30, 2007 and 2006, respectively, were less than the statutory corporate tax of 35%, primarily due to the impact of the net unrealized losses on credit derivative contracts on income before income tax expense (see note 9). In addition, the tax-exempt interest received on investments and the recognition of tax benefits related to the 2003 and 2004 examination years lowered the effective tax rate.
The Company’s United Kingdom operations are subject to examination by foreign tax authorities for the years since they commenced operation in 2004.

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
8. Reinsurance
Net premiums earned are shown net of ceded premiums earned of $7,856 and $5,705 for the three months ended September 30, 2007 and 2006, respectively, and $24,398 and $21,176 for the nine months ended September 30, 2007 and 2006, respectively.
9. Derivative Instruments
Certain financial guaranty contracts (primarily credit default swaps) issued by the Company are considered derivatives under SFAS No.133. Accordingly, these contracts are recognized on the Consolidated Balance Sheet at their fair value, and changes in fair value are recognized immediately in earnings. The Company considers these agreements to be a normal extension of its financial guaranty insurance business and intends to hold the contracts until maturity. Under the terms of the credit derivative contracts, the Company is not required to post collateral, and in the event the underlying obligation were to default, payments would not be accelerated and would be made on a pay as you go basis. The Company’s total outstanding principal insured net of reinsurance on these contracts was $32,599,298 as of September 30, 2007 and $22,696,360 as of December 31, 2006.
The Company believes that the most meaningful presentation of the financial statement impact of these credit derivative contracts is to record revenue as installments are received as a component of premiums, and to record claims payments, expected claims, loss and loss adjustment expenses, and changes in fair value as “Net realized and unrealized gains (losses) on credit derivative contracts” in the Consolidated Statements of Income. The Company recorded net earned premiums under these agreements of $8,124 and $21,866 for the three- and nine-month periods ended September 30, 2007, respectively. The Company recorded net earned premiums under these agreements of $5,101 and $13,879 for the three- and nine-month periods ended September 30, 2006, respectively. As of September 30, 2007, the Company had recorded no losses or loss adjustment expenses related to these contracts. Management’s determination that no loss reserves were required at September 30, 2007 was necessarily based upon estimates and subjective judgments about the outcomes of future events. Actual results will likely differ, possibly materially, from these estimates. This determination will be evaluated as additional information becomes available, and loss reserves may be recorded on these contracts in future periods.

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
9. Derivative Instruments (continued)
Since quoted market values are not available for the credit derivative contracts, the realized and unrealized gains and losses attributable to these contracts are recognized in the Consolidated Statements of Income by recording their fair value, as determined each quarter based on internally developed models. These models require market-driven inputs, including dealer quotes for the underlying bonds, credit spreads and yield curves. The models calculate a theoretical exit price and reflect management’s best judgment about current market conditions. There may be volatility in the market-driven inputs obtained from an illiquid CDS market, and differences may exist between available market data and the assumptions used by management to estimate the fair value of these instruments. Accordingly, the valuation results from the model could differ materially from amounts that would be realized in the market if the derivative were traded. Moreover, volatile market conditions are likely to cause future valuations to differ, possibly materially, from those reflected in the current period.
The following table summarizes the net realized and unrealized (losses) gains on credit derivative contracts.

	Three months ended
	September 30,
	2007	2006

Change in net unrealized (losses) gains	$(206,595)	$1,110
Realized gains	374	—

Net realized and unrealized (losses) gains on credit derivative contracts	$(206,221)	$1,110

	Nine months ended
	September 30,
	2007	2006

Change in net unrealized (losses) gains	$(222,580)	$(1,504)
Realized gains	503	1,843

Net realized and unrealized (losses) gains on credit derivative contracts	$(222,077)	$339

The increase in net unrealized losses for the three- and nine-month periods ended September 30, 2007 primarily related to increases in credit spreads on certain structured finance obligations insured by the Company, most significantly collateralized debt obligations supported by asset backed securities. The increase in credit spreads reduced the fair value of the Company’s CDS contracts related to these insured obligations.

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
10. Comprehensive Income
Accumulated other comprehensive income of the Company consists of net unrealized gains and losses on investment securities and foreign currency translation adjustments. The components of total comprehensive (loss) income for the three- and nine-month periods ended September 30, 2007 and 2006 were as follows:

	Three months ended
	September 30,
	2007	2006

Net (loss) income	$(61,536)	$63,563
Other comprehensive income	39,718	55,555

Total comprehensive (loss) income	$(21,818)	$119,118

	Nine months ended
	September 30,
	2007	2006

Net income	$81,930	$189,484
Other comprehensive income	2,771	16,741

Total comprehensive income	$84,701	$206,225

The components of other comprehensive income for the three- and nine-month periods ended September 30, 2007 and 2006 were as follows:

	Three months ended September 30, 2007
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$54,664	$(19,132)	$35,532
Reclassification of gains realized in net income	(20)	7	(13)

Unrealized gain on investments	54,644	(19,125)	35,519
Foreign currency translation adjustment	6,460	(2,261)	4,199

Total other comprehensive income	$61,104	$(21,386)	$39,718

Financial Guaranty Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
(Unaudited) (continued)
(Dollars in thousands, except per share amounts)
10. Comprehensive Income (continued)

	Three months ended September 30, 2006
	Before
	Tax		Net of Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$83,621	$(29,267)	$54,354
Reclassification of losses realized in net income	4	(2)	2

Unrealized gain on investments	83,625	(29,269)	54,356
Foreign currency translation adjustment	1,847	(648)	1,199

Total other comprehensive income	$85,472	$(29,917)	$55,555

	Nine months ended September 30, 2007
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding losses arising during the period	$(4,544)	$1,591	$(2,953)
Reclassification of gains realized in net income	(336)	117	(219)

Unrealized loss on investments	(4,880)	1,708	(3,172)
Foreign currency translation adjustment	9,143	(3,200)	5,943

Total other comprehensive income	$4,263	$(1,492)	$2,771

	Nine months ended September 30, 2006
	Before
	Tax		Net of Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$18,718	$(6,551)	$12,167
Reclassification of losses realized in net income	15	(6)	9

Unrealized gain on investments	18,733	(6,557)	12,176
Foreign currency translation adjustment	7,025	(2,460)	4,565

Total other comprehensive income	$25,758	(9,017)	$16,741